Lease Commitments	12 Months Ended
Dec. 31, 2011
Lease Commitments

12. Lease Commitments

The Company recognizes lease expense on a straight-line basis, including predetermined fixed escalations, over the initial lease term including reasonably assured renewal periods from the time that the Company controls the leased property.

The Company leases its offices and other facilities under operating lease agreements that expire at various dates through 2025. Future minimum lease commitments under these non-cancelable lease agreements as of December 31, 2011 were as follows:

Years Ending December 31:
2012	$8,682
2013	6,923
2014	6,954
2015	6,768
2016	6,734
Thereafter	18,739

Total minimum lease payments	$54,800

Total rent expense for all operating leases was $1,748, $8,176, $8,729 and $8,191 for the periods from November 2, 2011 to December 31, 2011, January 1, 2011 to November 1, 2011 and for the years ended December 31, 2010 and 2009, respectively.